UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2012

NCR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard
Duluth, Georgia 30096
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (937) 445-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

As previously disclosed in the Quarterly Report on Form 10-Q of NCR Corporation ("NCR" or the "Company") for the quarter ended June 30, 2012 (as filed with the Securities and Exchange Commission on July 31, 2012), on February 3, 2012, NCR entered into an Asset Purchase Agreement (the “Agreement”) with Redbox Automated Retail, LLC (“Purchaser”) pursuant to which NCR would sell certain assets of its Entertainment business (the "Entertainment Business"), including, but not limited to, substantially all of NCR's DVD kiosks, certain retailer contracts, select DVD inventory and certain intellectual property to Purchaser (the “Transaction”). Pursuant to the terms of the Agreement, as amended on June 22, 2012, and upon the terms and conditions thereof, on June 22, 2012, NCR completed the Transaction. The Company has previously determined that the assets subject to the Transaction met the 'held for sale' criteria and therefore, recorded the results and cash flows related to the Entertainment Business as discontinued operations beginning in the quarter ending March 31, 2012.

The Company is filing this Current Report on Form 8-K to recast operating results for all periods covered in its Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 28, 2012, in order to give effect to the discontinuation of the Entertainment business. Specific information subject to update is as follows:

•	Consent of Independent Registered Public Accounting Firm, attached as Exhibit 23.1 to this report and incorporated herein by reference;

•	Part II, Item 6: Selected Financial Data, included in Exhibit 99.1 to this report and incorporated herein by reference;

•	Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations, included in Exhibit 99.2 to this report and incorporated herein by reference;

•	Part II, Item 8: Financial Statements and Supplemental Data, included in Exhibit 99.3 to this report and incorporated herein by reference.

The information included in and with this Current Report on Form 8-K is presented for informational purposes only in connection with the above-described recast. There is no change to the Company’s previously reported consolidated net operating results, financial condition or cash flows for any periods shown in the recast results reflecting the Entertainment Business as a discontinued operation. This Current Report on Form 8-K does not reflect events occurring after February 28, 2012, the date the Company filed its Annual Report on Form 10-K for the year ended December 31, 2011, and does not modify or update the disclosures therein in any way, other than as required to reflect the recast, as described above and set forth in Exhibits 99.1, Exhibit 99.2 and Exhibit 99.3, attached hereto. For information on developments regarding the Company since the filing of the Form 10-K, please refer to the Company’s reports filed with the Securities and Exchange Commission, including the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2012 and June 30, 2012 and other subsequent Securities and Exchange Commission filings.

Item 9.01        Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibit is attached with this current report on Form 8-K:

Exhibit No.            Description
23.1                Consent of Independent Registered Public Accounting Firm

99.1	Part II. Item 6. Selected Financial Data

99.2	Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

99.3	Part II. Item 8. Financial Statements and Supplemental Data

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

By:	/s/ Robert Fishman
Robert Fishman
Senior Vice President and Chief Financial Officer
Date: August 21, 2012

Index to Exhibits
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.            Description
23.1                Consent of Independent Registered Public Accounting Firm

99.1	Part II. Item 6. Selected Financial Data

99.2	Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

99.3	Part II. Item 8. Financial Statements and Supplemental Data